UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

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ENERGY PARTNERS, LTD.
(Exact name of registrant as specified in its charter)

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Delaware	001-16179	72-1409562
(State or other jurisdiction of incorporation or organization)	(Commission file number)	(I.R.S. Employer Identification No.)

201 St. Charles Avenue, Suite 3400
New Orleans, Louisiana  70170
(Address of principal executive offices)

(504) 569-1875
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.             Other Events.

On November 5, 2007, Energy Partners, Ltd. (the “Company”) issued a press release announcing the completion of the Company’s offer to exchange up to $150,000,000 in aggregate principal amount of its new registered floating rate Senior Notes due 2013 and up to $300,000,000 in aggregate principal amount of its new registered 9¾% Senior Notes due 2014, for up to $150,000,000 in aggregate principal amount of its outstanding floating rate Senior Notes due 2013 and up to $300,000,000 in aggregate principal amount of its outstanding 9¾% Senior Notes due 2014.

A copy of the press release issued by the Company regarding the completion of the exchange offer is attached as Exhibit 99.1 hereto and is incorporated in this Item 8.01 by reference.

Item 9.01.              Financial Statements and Exhibits.

Exhibits.  The following exhibits are filed herewith:

Exhibit No.	Description
99.1	Press Release dated November 5, 2007.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  November 6, 2007

ENERGY PARTNERS, LTD.
By:	/s/ John H. Peper
John H. Peper Executive Vice President, General Counsel and Corporate Secretary